Thornburg New Mexico Intermediate Municipal Fund

Semi-Annual Report
March 31, 2003

Thornburg New Mexico Intermediate Municipal Fund
All data as of 03/31/03

     Fund facts:       Thornburg New Mexico Intermediate Municipal Fund
                                           A Shares          D Shares

Annualized Distribution Rate                3.58%              3.30%

SEC Yield                                   2.26%              2.00%

Taxable Equivalent Yield (using SEC Yield)  4.01%              3.55%

NAV                                        $13.40             $13.40

Maximum Offering Price                     $13.67             $13.40

    Total returns:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                    5.32%              7.05%

Five Years                                  4.19%               N/A

Ten Years                                   4.84%               N/A

Since Inception                             5.64%              4.58%

Inception Date                          (6/18/1991)         (6/1/1999)



The taxable equivalent yield assumes a 38.6% marginal Federal tax rate and an 8.20% marginal New Mexico rate.

The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on January 31, 1996.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factor and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.

Letter to shareholders

Thornburg New Mexico Intermediate Municipal Fund

April 24, 2003

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for your Thornburg Intermediate New Mexico Municipal Fund. The net asset value of the A shares decreased by 2 cents to $13.40 during the six month period ending March 31, 2003. If you were with us for the entire period, you received dividends of 24.5 cents per share. If you reinvested dividends, you received 24.6 cents per share. Investors who owned D shares received dividends of 22.6 and 22.7 cents per share, respectively.

Interest rates on intermediate-term municipal bonds have risen somewhat over the last six months. For example, the interest rate on a ten-year AAA-rated municipal bond rose from 3.40% to 3.75% from the end of September to the end of March. Since rising interest rates cause bond prices to fall, a ten-year bond that was worth 100% of par value at the end of September would be worth 97.22% of par at the end of March (a 2.78% loss).

The price of your Fund has depreciated 0.15% over the last six months, but has appreciated 3.47% over the last year. This is consistent with our goal of having lower price volatility than bonds of comparable maturities such as the one mentioned above. Meanwhile, your Fund has paid a relatively steady monthly dividend while short-term interest rates have plummeted. As of mid- April, the average taxable money market fund is yielding 0.73%. If you are an investor in the 36% Federal tax bracket, that leaves you with only 0.43% after state and Federal taxes! To see how your Fund has performed relative to the money market fund averages, turn to the back of this report.

While current economic conditions in the U.S. and abroad are very weak, we continue to expect economic growth to rebound somewhat in the second half of the year. Low interest rates, increased Federal government spending and further tax cuts are all pushing us in that direction. More recently, we are hopeful that general optimism associated with the U.S.-led coalition's military successes will result in lower oil prices, higher consumer confidence, and increased investment by U.S. corporations. If growth does rebound in the second half of 2003, we can expect rising interest rates and lower bond prices. We are preparing for this possibility by shortening the Fund's duration somewhat and sticking to the laddering discipline.

Your Thornburg Intermediate New Mexico Municipal Fund is a laddered portfolio of over 175 municipal obligations from across New Mexico. Today, your Fund's weighted average maturity is 7.7 years. We always keep it below 10 years. We "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the diverse bond maturities contained in a ladder mitigate interest-rate risk and dampen the Fund's price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart at left describes the percentages of your Fund's bond portfolio maturing in each of the coming years.

                             % of portfolio       Cumulative %
                            maturing within    maturing by end of

                             2 years = 11%        Year 2 = 11%
                        2 to 4 years = 17%        Year 4 = 28%
                        4 to 6 years = 14%        Year 6 = 42%
                        6 to 8 years = 7%         Year 8 = 50%
                       8 to 10 years = 18%       Year 10 = 68%
                      10 to 12 years = 6%        Year 12 = 74%
                      12 to 14 years = 7%        Year 14 = 81%
                      14 to 16 years = 7%        Year 16 = 89%
                      16 to 18 years = 4         Year 18 = 93%
                      18 to 20 years = 3%        Year 20 = 96%

While most municipal bonds continue to be well insulated from the widespread erosion of credit quality that has hit corporate bonds, there are areas of weakness. Slowing economic growth has negatively impacted tax revenue for many issuers. The National Conference of State Legislatures estimates that state budget deficits total at least $68 billion for the 2004 fiscal year. New Mexico stands out as one of only five states not reporting a deficit. Tax receipts in fiscal 2003 are expected to be up slightly and the state's budgetary reserves are intact, totaling approximately $320 million. To help protect against the possibility of future credit problems, the Fund continues to maintain high credit quality. Currently 94% of the bonds are rated A or better by one of the major rating agencies, and 49% are rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently in varying interest rate environments. Thank you for investing in Thornburg Intermediate New Mexico Municipal Fund.



Sincerely,

George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2003
(Unaudited)

ASSETS
Investments at value (cost $215,443,361) .....................   $ 225,167,673
Cash .........................................................          34,980
Receivable for fund shares sold ..............................         201,419
Interest receivable ..........................................       2,795,975
Prepaid expenses and other assets ............................           3,086

                  Total Assets ...............................     228,203,133


LIABILITIES
Payable for securities purchased .............................       3,186,530
Payable for fund shares redeemed .............................       2,831,662
Accounts payable and accrued expenses ........................         206,683
Payable to investment advisor (Note 3) .......................         118,560
Dividends payable ............................................         243,402

                  Total Liabilities ..........................       6,586,837


NET ASSETS ...................................................   $ 221,616,296

NET ASSETS CONSIST OF:
         Net unrealized appreciation on investments ..........   $   9,724,312
         Accumulated net realized loss .......................      (1,842,722)
         Net capital paid in on shares of
         beneficial interest                                       213,734,706

                                                                 $ 221,616,296

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($209,227,270 applicable to 15,618,990 shares of beneficial
         interest outstanding - Note 4) ......................... $     13.40

Maximum sales charge, 2.00% of offering price ...................        0.27

Maximum Offering Price Per Share ................................ $     13.67

Class D Shares:
Net asset value, offering and redemption price per share
         ($12,389,026 applicable to 924,380 shares of beneficial
         interest outstanding - Note 4) ......................... $     13.40


See notes to financial statements.

Statement of operations

Thornburg New Mexico Intermediate Municipal Fund

Six Months Ended March 31, 2003
(Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $524,402) ....   $ 5,014,026

EXPENSES:
Investment advisory fees (Note 3) .........................       538,943
Administration fees (Note 3)
         Class A Shares ...................................       128,556
         Class D Shares ...................................         6,180
Distribution and service fees (Note 3)
         Class A Shares ...................................       241,710
         Class D Shares ...................................        49,598
Transfer agent fees
         Class A Shares ...................................        47,545
         Class D Shares ...................................         8,765
Registration and filing fees
         Class A Shares ...................................           260
         Class D Shares ...................................           260
Custodian fees (Note 3) ...................................        44,118
Professional fees .........................................         5,094
Accounting fees ...........................................         7,010
Trustee fees ..............................................         2,028
Other expenses ............................................        11,380

                  Total Expenses ..........................     1,091,447
Less:
         Expenses reimbursed by investment advisor (Note 3)        (5,845)
         Distribution and service fees waived (Note 3) ....       (24,880)
         Fees paid indirectly (Note 3) ....................        (2,204)


                  Net Expenses ............................     1,058,518

                  Net Investment Income ...................     3,955,508


REALIZED AND UNREALIZED GAIN (LOSS) on investments (Note 6)
Net realized loss on investments ..........................       (57,834)
Decrease in unrealized appreciation of investments ........      (346,690)

                  Net Realized and Unrealized
                  Loss on Investments .....................      (404,524)

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $ 3,550,984

See notes to financial statements .........................

Statements of changes in net assets

Thornburg New Mexico Intermediate Municipal Fund

                                                                       Six Months Ended      Year Ended
                                                                        March 31, 2003   September 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $   3,955,508    $   7,128,825
Net realized loss on investments .....................................         (57,834)        (129,378)
Increase (Decrease) in unrealized appreciation of investments ........        (346,690)       4,162,371

                  Net Increase in Net Assets Resulting from Operations       3,550,984       11,161,818

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..............................................      (3,788,551)      (6,941,398)
         Class D Shares ..............................................        (166,957)        (187,427)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ..............................................      16,855,738       30,250,437
         Class D Shares ..............................................       2,697,489        6,708,501

                  Net Increase in Net Assets .........................      19,148,703       40,991,931

NET ASSETS:
         Beginning of period .........................................     202,467,593      161,475,662

         End of period ...............................................   $ 221,616,296    $ 202,467,593


See notes to financial statements

Notes to financial statements

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2003

NOTE 1 - ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the "Fund") is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase, or redemption and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of shares outstanding (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all series are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to ..125 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,845 for Class D shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $659 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2003, are set forth in the statement of operations. Distribution fees in the amount of $24,880 were waived for Class D shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodians' fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the six months ended March 31, 2003, the fees paid indirectly were $2,204.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At March 31, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                        Six Months Ended                    Year Ended
                                         March 31, 2003                September 30, 2002

                                       Shares         Amount            Shares       Amount
Class A Shares
Shares sold ....................      2,944,686    $ 39,317,829       4,647,451    $ 61,083,594
Shares issued to shareholders in
  reinvestment of dividends ....        177,126       2,361,239         311,621       4,095,157
Shares repurchased .............     (1,862,449)    (24,823,330)     (2,659,103)    (34,928,314)

Net Increase ...................      1,259,363    $ 16,855,738       2,299,969    $ 30,250,437

Class D Shares
Shares sold ....................        327,865    $  4,380,588         623,578    $  8,213,936
Shares issued to shareholders in
  reinvestment of dividends ....          9,760         130,185          11,585         152,656
Shares repurchased .............       (136,936)     (1,813,284)       (126,490)     (1,658,091)

Net Increase ...................        200,689    $  2,697,489         508,673    $  6,708,501

NOTE 5 - SECURITIES TRANSACTIONS
For the six months ended March 31, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $48,307,270 and $12,323,727, respectively.


NOTE 6 - INCOME TAXES
At March 31, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose $       215,444,874

Gross tax unrealized appreciation   $         9,867,128
Gross tax unrealized depreciation              (144,329)
Net tax unrealized appreciation
         on investments             $         9,722,799


At March 31, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:
         Capital loss carryovers expiring in:
                  2003     $         91,000
                  2004              555,000
                  2006                7,000
                  2007               34,000
                  2008              595,000
                  2009              320,000
                           $      1,602,000

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

At March 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of approximately $181,000. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

Dividends paid by the Fund for the six months ended March 31, 2003 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Financial highlights

Thornburg New Mexico Intermediate Municipal Fund

                                                 Six Months Ended
                                                     March 31,                   Year Ended September 30,
                                                        2003         2002        2001        2000        1999      1998
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .............  $    13.42  $     13.16  $    12.85  $    12.92  $   13.45  $  13.28

Income from investment operations:
         Net investment income ...................        0.24         0.53        0.59        0.62       0.61      0.62
         Net realized and unrealized
                  gain (loss) on investments .....       (0.02)        0.26        0.31       (0.07)     (0.53)     0.17

Total from investment operations .................        0.22         0.79        0.90        0.55       0.08      0.79
Less dividends from:
         Net investment income ...................       (0.24)       (0.53)      (0.59)      (0.62)     (0.61)    (0.62)

Change in net asset value ........................       (0.02)        0.26        0.31       (0.07)     (0.53)     0.17

Net asset value, end of period ...................  $    13.40  $     13.42  $    13.16  $    12.85  $   12.92  $  13.45

Total return (a) .................................        1.70%        6.16%       7.12%       4.36%      0.55%     6.08%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income ...................       3.68%(b)      4.01%       4.49%       4.81%      4.57%     4.64%
         Expenses, after expense reductions ......       0.97%(b)      0.98%       1.01%       0.99%      0.99%     1.00%
         Expenses, after expense reductions
                  and net of custody credits .....       0.97%(b)       --          --          --         --        --
         Expenses, before expense reductions .....       0.97%(b)      1.00%       1.01%       1.03%      1.01%     1.02%

Portfolio turnover rate ..........................       5.96%       21.35%      18.77%      30.23%     15.93%     13.74%

Net assets at end of period (000) ..............$       209,227  $  192,749    $ 158,645   $ 147,279  $ 155,540  $ 153,118


(a)      Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)      Annualized

Financial highlights ...Continued

Thornburg New Mexico Intermediate Municipal Fund

                                                    Six Months Ended          Year Ended September 30,       Period Ended
                                                        March 31,                                            September 30,
                                                          2003           2002         2001          2000        1999(c)
Class D Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $       13.43  $       13.16  $      12.85  $      12.93  $      13.20

Income from investment operations:
         Net investment income ..................           0.23           0.49          0.55          0.58          0.19
         Net realized and unrealized
                  gain (loss) on investments ....          (0.03)          0.27          0.31         (0.08)        (0.27)

Total from investment operations ................           0.20           0.76          0.86          0.50         (0.08)
Less dividends from:
         Net investment income ..................          (0.23)         (0.49)        (0.55)        (0.58)        (0.19)

Change in net asset value .......................          (0.03)          0.27          0.31         (0.08)        (0.27)

Net asset value, end of period ..................  $       13.40  $       13.43  $      13.16  $      12.85  $      12.93

Total return (a) ................................           1.48%          5.94%         6.84%         4.00%        (0.61)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .................           3.38% (b)       3.64%         4.23%         4.55%         4.20%
(b)
         Expenses, after expense reductions ....           1.25% (b)       1.25%         1.27%         1.25%         1.27% (b)
         Expenses, after expense reductions
                  and net of custody credits ...           1.25% (b)        --            --            --            --
         Expenses, before expense reductions ...           1.37% (b)       2.00%         2.40%         2.73%         3.70% (b)

Portfolio turnover rate ........................           5.96%         21.35%        18.77%        30.23%        15.93%

Net assets at end of period (000) ..............  $       12,389  $       9,719  $      2,831  $     2,151    $     1,122

(a)      Not annualized for periods less than one year.
(b)      Annualized.
(c)      Sale of Class D shares commenced on June 1, 1999.


Schedule of Investments

Thornburg New Mexico Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624
NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

3,000,000       Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)              NR/AA              $ 3,131,370
400,000         Albuquerque Airport Revenue Adjustment Refunding Subordinated, 1.25% due       VMIG1/A-2             400,000
                7/1/2014 put 4/7/2003 (Insured: AMBAC) (weekly demand notes)
419,000         Albuquerque Collateralized Mortgage Municipal Class B-2, 0% due 5/15/2011      Aaa/AAA               230,404
                (Insured: FGIC)
2,835,000       Albuquerque General Purpose Series A, 5.00% due 7/1/2005                       Aa3/AA                3,056,272
50,000          Albuquerque Gross Receipt Tax Revenue, 6.20% due 7/1/2005                      A1/AA                 51,209
625,000         Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series B, 0% due    Aaa/AAA               623,300
                7/1/2003 (ETM)*
840,000         Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series B, 0% due    Aaa/AAA               810,415
                7/1/2005 (ETM)*
820,000         Albuquerque Gross Receipts Prerefunded Adjustment Adjusted Series B, 0% due    Aaa/AAA               574,000
                7/1/2012 (ETM)*
895,000         Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted Series B,    Aaa/AAA               892,431
                0% due 7/1/2003 (Insured: FSA)
1,195,000       Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted Series B,    Aaa/AAA               1,149,566
                0% due 7/1/2005 (Insured: FSA)
1,180,000       Albuquerque Gross Receipts Unrefunded Balance Adjustment Adjusted Series B,    Aaa/AAA               804,442
                0% due 7/1/2012 (Insured: FSA)
4,760,000       Albuquerque Hospital Revenue Series A, 6.375% due 8/1/2007 (Insured: MBIA)     Aaa/AAA               4,889,996
1,425,000       Albuquerque Industrial Development Revenue, 5.80% due 6/1/2007 (Universal      A1/NR                 1,497,703
                Printing & Publishing Project; LOC: Wells Fargo)
1,600,000       Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured:   Aaa/AAA               1,367,024
                FGIC)
1,685,000       Albuquerque Joint Water & Sewage System Refunding Series A, 4.50% due          Aa3/AA                1,753,748
                7/1/2004
1,000,000       Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006           Aa3/AA                1,131,970
1,135,000       Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement       Aa3/AA                1,279,667
                Series A, 5.25% due 7/1/2011
2,240,000       Albuquerque Municipal School District Number 12 Refunding, 5.00% due           Aa2/AA                2,505,888
                8/1/2009
760,000         Albuquerque Municipal School District Number 12 Refunding, 5.10% due           Aa2/AA                825,428
                8/1/2014
1,175,000       Albuquerque Municipal School District Number 12 Refunding, 5.00% due           Aa2/AA                1,257,673
                8/1/2015
415,000         Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due    Aaa/AAA               460,704
                7/1/2010 (Insured: FSA)
1,000,000       Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due    Aaa/AAA               1,105,120
                7/1/2011 (Insured: FSA)
170,000         Albuquerque Revenue Refunding Bonds Series 1993, 5.20% due 6/1/2003            Aaa/AAA               171,154
                (Evangelical Lutheran Good Samaritan Project; Insured: FSA)
2,200,000       Albuquerque Series B, 5.00% due 7/1/2006                                       Aa3/AA                2,423,410
285,000         Albuquerque Special Assessment District Series A, 6.45% due 1/1/2015           NR/AA-                286,337
                (Cottonwood Mall Project; LOC: Bank of America)
585,000         Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011         NR/NR                 609,775
400,000         Bernalillo County General Obligation, 7.00% due 2/1/2006                       Aa1/AA+               457,432
410,000         Bernalillo County General Obligation, 7.00% due 2/1/2007                       Aa1/AA+               481,668
525,000         Bernalillo County Gross Receipts, 5.10% due 10/1/2010                          Aa3/AA                580,687
3,000,000       Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured:        Aaa/AAA               3,214,440
                MBIA)
495,000         Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011              Aa3/AA                557,939
1,000,000       Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012              Aa3/AA                1,128,760
2,000,000       Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015              Aa3/AA                2,292,120
2,300,000       Bernalillo County Multi Family Housing Revenue Series 1988, 5.80% due          NR/AA                 2,352,394
                11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured: AXA
                Reinsurance Co.)
4,500,000       Bernalillo County Multi Family Housing Revenue Series 1994-A, 6.50% due        NR/AA                 4,604,715
                10/1/2019 put 10/1/2005 (Village Apartments Project; Insured: AXA
                Reinsurance Co.)
1,000,000       Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)   Aaa/NR                1,055,250
1,030,000       Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)   Aaa/NR                1,080,151
495,000         Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured:       Aaa/AAA               576,774
                AMBAC)
555,000         Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured:        Aaa/AAA               654,101
                AMBAC)
1,000,000       Dona Ana County Gross Receipts Tax, 6.00% due 6/1/2014 pre-refunded 6/1/2003   NR/AA                 1,028,110
                @ 102 (Insured: Radian)
1,500,000       Dona Ana County Gross Receipts Tax Refunding & Improvement Series 1993,        NR/AA                 1,541,865
                5.875% due 6/1/2009 pre-refunded 6/1/2003 @ 102 (Insured: Radian)
500,000         Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due      Aaa/AAA               501,515
                4/1/2006 (Insured: AMBAC)
1,000,000       Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011           Aaa/NR                1,090,230
                (Insured: FSA)
1,000,000       Farmington Pollution Control Revenue, 5.875% due 6/1/2023 (Insured: MBIA)      Aaa/AAA               1,026,760
1,300,000       Farmington Pollution Control Revenue, 1.10% due 5/1/2024 put 4/1/2003 (LOC:    P1/A1+                1,300,000
                Bank of America) (daily demand notes)
800,000         Farmington Pollution Control Revenue, 1.10% due 9/1/2024 put 4/1/2003 (LOC:    P1/A1+                800,000
                Barclays Bank) (daily demand notes)
3,000,000       Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011     Aaa/AAA               3,318,540
                (Insured: FSA)
6,095,000       Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012     Aaa/AAA               6,678,962
                (Insured: FSA)
775,000         Gallup Pollution Control Revenue Refunding, 6.20% due 8/15/2003 (Plains        Aaa/AAA               788,330
                Electric Generation Project; Insured: MBIA)
7,860,000       Gallup Pollution Control Revenue Refunding, 6.65% due 8/15/2017 (Plains        Aaa/AAA               8,050,133
                Electric Generation Project; Insured: MBIA)
1,500,000       Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due 8/15/2006    Aaa/AAA               1,536,165
                (Insured: MBIA)
1,310,000       Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional      NR/AA                 1,458,318
                Medical Center Project; Insured: Radian)
1,385,000       Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional      NR/AA                 1,535,231
                Medical Center Project; Insured: Radian)
1,500,000       Las Cruces Gross Receipts Refunding Revenue Series 1992, 6.25% due 12/1/2005   A3/A                  1,521,075
1,000,000       Las Cruces Health Facilities Revenue, 6.45% due 12/1/2017 (Evangelical         Aaa/AAA               1,023,500
                Lutheran Project; Insured: FSA)
420,000         Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007   A1/NR                 430,143
                (ETM)*
1,000,000       Las Cruces School District 2, 5.50% due 8/1/2010                               Aa3/NR                1,128,910
2,600,000       Lordsburg Pollution Control Revenue, 6.50% due 4/1/2013 (Phelps Dodge          Baa3/BBB-             2,560,688
                Project)
1,300,000       Los Alamos County Utility Series A, 5.80% due 7/1/2006 (Insured: FSA)          Aaa/AAA               1,397,006
3,445,000       Los Alamos County Utility Series A, 6.00% due 7/1/2008 (Insured: FSA)          Aaa/AAA               3,710,575
350,000         Milan General Obligation Sanitary Sewer Series 1994, 7.00% due 9/1/2013        NR/NR                 375,851
305,000         New Mexico Educational Assistance Foundation Revenue, 5.50% due 11/1/2003      NR/NR                 311,030
1,140,000       New Mexico Educational Assistance Foundation Revenue, 6.65% due 3/1/2007       Aaa/NR                1,190,251
2,000,000       New Mexico Educational Assistance Foundation Series A 3, 4.95% due 3/1/2009    Aaa/NR                2,132,900
10,000          New Mexico Educational Assistance Foundation Student Loan Revenue, 5.40% due   Aa/NR                 10,257
                8/1/2004
1,290,000       New Mexico Educational Assistance Student Loan, 6.50% due 3/1/2004             Aaa/NR                1,294,489
385,000         New Mexico Educational Assistance Student Loan Series 2-B, 5.75% due           NR/NR                 399,568
                12/1/2008
1,295,000       New Mexico Finance Authority Revenue Court Facilities Fee Bifercated, 5.00%    Aaa/AAA               1,398,004
                due 6/15/2014 (Insured: MBIA)
2,000,000       New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A,    Aaa/AAA               2,168,640
                5.50% due 6/15/2020 (Insured: MBIA)
425,000         New Mexico Finance Authority Revenue Federal Highway Grant Anticipation        Aaa/AAA               450,844
                Series A, 4.10% due 9/1/2005 (Insured: AMBAC)
960,000         New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 (Insured:    Aaa/AAA               1,053,245
                MBIA)
220,000         New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 (Insured:    Aaa/AAA               242,387
                MBIA)
220,000         New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 (Insured:    Aaa/AAA               243,597
                MBIA)
245,000         New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 (Insured:    Aaa/AAA               272,443
                MBIA)
1,725,000       New Mexico Finance Authority Revenue State Office Building Tax Series A,       Aa1/AAA               1,894,740
                5.00% due 6/1/2012
1,325,000       New Mexico Finance Authority Revenue State Office Building Tax Series A,       Aa1/AAA               1,443,243
                5.00% due 6/1/2013
1,875,000       New Mexico Finance Authority Revenue State Office Building Tax Series A,       Aa1/AAA               2,031,881
                5.00% due 6/1/2014
2,000,000       New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A,   Aa2/AA+               2,240,040
                5.50% due 6/15/2013
2,000,000       New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A,   Aa2/AA+               2,239,280
                5.50% due 6/15/2014
4,355,000       New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010                Aa2/AA+               4,816,630
500,000         New Mexico Highway Commission Tax Revenue Senior Subordinated Lien Series A,   Aa2/AA+               556,500
                5.00% due 6/15/2010
5,000,000       New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due          Aa2/AA+               5,785,050
                6/15/2011
1,140,000       New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 (Catholic Health       Aa2/AA                1,222,319
                Initiatives Project)
3,205,000       New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016                A1/A+                 3,481,784
                (Presbyterian Healthcare Project)
1,160,000       New Mexico Housing Authority Region III Multi Family Housing Revenue Series    Aaa/AAA               1,195,844
                A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)
3,200,000       New Mexico Housing Authority, Multi Family Housing Revenue, 1.10% due          NR/A1+                3,200,000
                1/15/2033 put 4/7/2003 (Arbors/Courtyard Apartments Project) (weekly demand notes)
805,000         New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025                   NR/AAA                857,760
                (Collateralized: FNMA/GNMA)
775,000         New Mexico MFA General, 5.80% due 9/1/2019                                     NR/A+                 822,422
305,000         New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)            NR/AAA                319,308
855,000         New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)            NR/AAA                909,062
1,030,000       New Mexico MFA SFMR, 0% due 9/1/2019                                           NR/AAA                719,743
520,000         New Mexico MFA SFMR Series 1992 A1, 6.90% due 7/1/2008 (Collateralized:        NR/AAA                548,293
                FNMA/GNMA)
415,000         New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized:             NR/AAA                454,101
                FNMA/GNMA)
100,000         New Mexico MFA SFMR Series B2, 5.80% due 1/1/2009 (Collateralized:             NR/AAA                102,074
                FNMA/GNMA)
830,000         New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized:             NR/AAA                894,084
                FNMA/GNMA)
1,455,000       New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized:             NR/AAA                1,543,362
                FNMA/GNMA)
1,985,000       New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized:            NR/AAA                2,080,101
                FNMA/GNMA)
170,000         New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized: FNMA/GNMA)   NR/AAA                182,396
175,000         New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)   NR/AAA                189,247
75,000          New Mexico MFA SFMR Series PG-B2, 5.80% due 7/1/2009 (Coll: FNMA/GNMA)         NR/AAA                76,654
830,000         New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020                    NR/AAA                893,727
1,000,000       New Mexico Mortgage Finance Multi Family Refunding  Series B, 5.00% due        Aaa/NR                1,073,620
                7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized:
                FNMA)
1,910,000       New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due         Aaa/NR                2,050,614
                7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)
2,785,000       New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due         Aaa/NR                2,990,032
                7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized:
                FNMA)
1,000,000       New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028          NR/AAA                1,062,500
                (Sandpiper Apartments Project; Insured: FHA)
1,350,000       New Mexico State, 4.00% due 3/1/2005                                           Aa1/AA+               1,415,610
3,000,000       New Mexico State, 4.00% due 9/1/2005                                           Aa1/AA+               3,178,290
1,000,000       New Mexico State Highway Commission Revenue Infrastructure Senior              Aa2/AA+               1,106,430
                Subordinated Lien C, 5.00% due 6/15/2012
750,000         New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien,      Aa2/AA+               869,130
                5.75% due 6/15/2009
1,000,000       New Mexico State Refunding Series B, 5.00% due 9/1/2005                        Aa1/AA+               1,083,070
650,000         New Mexico State Refunding Series B, 5.00% due 9/1/2006                        Aa1/AA+               718,685
2,650,000       New Mexico State Severance Tax, 5.00% due 7/1/2005                             Aa2/AA                2,856,223
1,475,000       New Mexico State Severance Tax, 5.00% due 7/1/2007                             Aa2/AA                1,639,743
1,645,000       New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007          Aa2/AA                1,828,023
550,000         New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008          Aa2/AA                603,696
1,000,000       New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011           Aa3/A+                1,087,200
5,000,000       New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008                 Aa3/A+                5,475,450
570,000         Otero County Refunding, 4.00% due 8/1/2005 (Insured: MBIA)                     Aaa/NR                601,778
550,000         Puerto Rico Public Buildings Authority Revenue Guaranteed Government           Aaa/AAA               594,715
                Facilities Series G, 5.00% due 7/1/2011 (Insured: XLCA)
1,000,000       Puerto Rico Public Buildings Authority Revenue Refunding Government            Aaa/AAA               1,117,680
                Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)
1,000,000       Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)       Aaa/AAA               1,140,900
1,695,000       Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)     Aaa/AAA               1,892,298
250,000         Ruidoso  Municipal School District Number 3, 6.35% due 8/1/2006 (Insured:      Aaa/AAA               285,893
                FSA)
500,000         San Juan County Gross Receipts, 5.30% due 9/15/2009                            A1/NR                 553,345
1,000,000       San Juan County Gross Receipts Gas Tax Refunding Revenue Series B, 7.00% due   A1/NR                 1,092,950
                9/15/2009 pre-refunded 9/15/2004 @ 101
1,180,000       San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due          Aaa/AAA               1,318,851
                9/15/2016 (Insured: AMBAC)
1,000,000       San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due    Aaa/AAA               1,111,850
                9/15/2021 (Insured: AMBAC)
400,000         San Juan County New Mexico Gasoline Tax/Motor Vehicle Revenue Refunding &      A1/NR                 436,180
                Improvement, 5.25% due 5/15/2014
1,725,000       San Juan County New Mexico Gasoline Tax/Motor Vehicle Revenue Refunding &      A1/NR                 1,790,774
                Improvement, 5.25% due 5/15/2022
400,000         Sandoval County Landfill Revenue, 5.70% due 7/15/2013                          NR/NR                 407,656
840,000         Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel          NR/NR                 892,340
                Project)
640,000         Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)                            Aaa/NR                694,003
785,000         Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)                            Aaa/NR                857,942
1,925,000       Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District         NR/NR                 2,031,511
                Project)
1,000,000       Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured:     Aaa/AAA               1,086,440
                FSA)
406,000         Santa Fe County Revenue Series 1990, 9.00% due 7/1/2003 (Office and Training   Aaa/NR                413,970
                Facilities Project) (ETM)*
443,000         Santa Fe County Revenue Series 1990, 9.00% due 7/1/2004 (Office and Training   Aaa/NR                485,727
                Facilities Project) (ETM)*
626,000         Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office and Training   Aaa/NR                806,808
                Facilities Project) (ETM)*
1,250,000       Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo             NR/NR                 1,154,738
                Retirement Project)
200,000         Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John's        NR/BBB                210,810
                College Project)
210,000         Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John's        NR/BBB                220,210
                College Project)
1,215,000       Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John's        NR/BBB                1,216,082
                College Project)
1,435,000       Santa Fe Educational Facilities Revenue Improvement, 6.25% due 10/1/2026       NR/BBB-               1,451,517
                (College of Santa Fe Project)
50,000          Santa Fe Housing Development Corp. Multi Family Revenue Refunding Series       A2/NR                 50,304
                1993-A, 5.50% due 2/1/2004 (Villa Camino Consuelo Project)
1,945,000       Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2003 (Insured: FGIC)    Aaa/AAA               1,939,418
1,945,000       Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2004 (Insured: FGIC)    Aaa/AAA               1,832,676
1,895,000       Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2005 (Insured: FGIC)    Aaa/AAA               1,665,970
500,000         Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2006 (Insured: FGIC)    Aaa/AAA               410,110
1,945,000       Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/2011 (Insured: FGIC)    Aaa/AAA               1,119,834
865,000         Santa Fe Public School District, 4.00% due 8/1/2003                            Aa3/AA-               872,664
370,000         Santa Fe Refuse Disposal Systems Improvement Net Revenue Series 1996-B,        A3/NR                 385,899
                5.50% due 6/1/2004
325,000         Santa Fe Refuse Disposal Systems Revenue, 5.50% due 6/1/2003                   A3/NR                 327,057
200,000         Santa Fe Revenue Capital Appreciation Improvement, 0% due 7/1/2009 (St.        Aaa/AAA               132,834
                Vincent's Hospital Project; Insured: FGIC)
195,000         Santa Fe Revenue Capital Appreciation Improvement Series A, 0% due 7/1/2012    Aaa/AAA               104,705
                (Insured: FGIC)
600,000         Santa Fe Revenue Series A, 5.95% due 6/1/2009 (Insured: AMBAC)                 Aaa/AAA               633,528
310,000         Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)                 Aaa/NR                331,641
185,000         Santa Fe SFMR, 5.60% due 11/1/2010 (Collateralized: FNMA/GNMA)                 Aaa/NR                195,527
255,000         Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)                 Aaa/NR                268,140
315,000         Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)                 Aaa/NR                326,765
875,000         Santa Fe Solid Waste Management Agency Facilities Revenue, 6.10% due           NR/NR                 973,928
                6/1/2007
745,000         Santa Fe Solid Waste Management Agency Facility Revenue, 5.75% due 6/1/2004    NR/NR                 778,592
760,000         Santa Fe Solid Waste Management Agency Facility Revenue, 5.90% due 6/1/2005    NR/NR                 817,745
775,000         Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006    NR/NR                 851,740
195,000         Santa Rosa Consolidated School District 8 Guadalupe & San Miguel Counties GO   Baa3/NR               195,887
                Series 1991, 7.00% due 8/1/2003
210,000         Santa Rosa Consolidated School District 8 Guadalupe & San Miguel Counties GO   Baa3/NR               210,956
                Series 1991, 7.00% due 8/1/2004
225,000         Socorro Health Facility Refunding Revenue, 6.00% due 5/1/2008 (Evangelical     Aaa/AAA               240,784
                Lutheran Good Samaritan Project; Insured: AMBAC)
450,000         Taos Municipal School District Number 1 Refunding, 5.00% due 9/1/2008          Aaa/NR                503,024
                (Insured: FSA)
665,000         University New Mexico University Revenues Series A, 5.25% due 6/1/2013         Aa3/AA                739,992
335,000         University New Mexico University Revenues Series A, 5.25% due 6/1/2014         Aa3/AA                371,518
1,730,000       University of New Mexico Revenue Refunding & Improvement Subordinated Lien     Aa3/AA                1,879,264
                Systems Series A, 5.25% due 6/1/2017
1,000,000       University of New Mexico Revenue Refunding & Improvement Subordinated Lien     Aa3/AA                1,057,300
                Systems Series A, 5.25% due 6/1/2021
645,000         University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due        Aa3/AA                705,811
                6/1/2016
1,825,000       University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due      Aa3/AA                1,968,007
                6/1/2018
600,000         University of New Mexico Revenue Series A, 6.00% due 6/1/2021                  Aa3/AA                714,528
1,105,000       Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016               NR/AAA                1,167,432
                (Collateralized: GNMA)
1,385,000       Western New Mexico University System Revenue Series 1995, 7.75% due            Baa2/NR               1,494,166
                6/15/2019 pre-refunded 6/15/2004

                TOTAL INVESTMENTS (Cost $215,443,361)                                                            $ 225,167,674

+ Credit ratings are unaudited.
* Escrowed to maturity See notes to financial statements.






Index Comparisons

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2003

Index Comparison
Compares performance of the Thornburg New Mexico Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, June 30, 1991 to March 31, 2003. On March 31, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.7 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, Since June 30, 1991, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A Shares
Average Annual Total Returns
(periods ending 3/31/03)(at max. offering price)
One year:                           5.32%
Five years:                         4.19%
Ten years:                          4.84%
Since inception: (6/18/91):         5.64%

Thornburg New Mexico Intermediate Municipal Fund Class D Total Returns, Since Inception, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund D Shares
 CPI

Class D Shares
Average Annual Total Returns
(periods ending 3/31/03)
One year:                           7.05%
Three years:                        5.69%
Since inception: (6/1/99):          4.58%

Thornburg New Mexico INTERMEDIATE municipal fund a shares
Outperformed Tax-Free Money Market Funds
(unaudited)
Investors sometimes ask us to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Thornburg New Mexico Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 3/31/93 through 3/31/03 (after sales charge and fund expenses)

Lipper Tax-free Money
Market Fund Average                $3,031

Thornburg New Mexico
Intermediate Municipal Fund        $6,040

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, five years and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Lipper Tax-free Money Market Average" for the months covered by this analysis. The increase for the Class A Shares of New Mexico Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $13.20 per share and the ending NAV at $13.40 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis
does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Thornburg New Mexico Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THNMX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes
that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Thornburg New Mexico Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.